SUMMARY PROSPECTUS

December 5, 2024

MFS® Active Growth ETF

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-637-5637 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated December 5, 2024, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

TICKER SYMBOL
MFSG

Principal U.S. Listing Exchange: New York Stock Exchange LLC (NYSE). Exchange-traded fund (ETF) shares are not individually redeemable.

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.49%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%

1 The annual fund operating expenses are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of the fund’s estimated average net assets during the period.

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MFS Active Growth ETF

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not take into account brokerage commissions or other fees that you may pay to your financial intermediary when purchasing or selling shares of the fund.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS
Fund Shares	$50	$157

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. The portfolio turnover rate for the fund as of February 29, 2024, the fiscal year end of the fund, is not available because the fund had not commenced operations as of that date.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in common stocks. Common stocks are equity securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS focuses on investing the fund’s assets in the stocks of companies it believes have above average potential with respect to the rate and duration of earnings growth compared to other companies (growth companies).

While MFS may invest the fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

The fund is a non-diversified fund. This means that MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

Principal Risks

As with any exchange-traded fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to countries with developing economies or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed.

Non-Diversification Risk: Because MFS may invest a significant percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Fluctuation of Net Asset Value and Share Price Risk: The net asset value (NAV) per share of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to purchases and sales, the existence of extreme market volatility, and/or a lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV and bid/ask spreads may widen. Shares of the fund may trade at a larger premium or discount to the NAV than shares of other ETFs that focus on other market segments or types of securities. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares of the fund may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings. If you buy fund shares when their market price is at a premium or sell fund shares when their market

MFS Active Growth ETF

prices is at a discount, you may pay more than, or receive less than, NAV, respectively.

Authorized Participant Risks: Only financial institutions authorized to transact daily with the fund (Authorized Participants) may engage in creation or redemption transactions directly with the fund, and Authorized Participants are not obligated to do so. To the extent an Authorized Participant cannot or is otherwise unwilling to engage in creation and redemption transactions, and no other Authorized Participant engages in such transactions, shares of the fund may trade at a significant discount or premium to NAV, experience wider intraday bid/ask spreads, and may face trading halts and/or delisting from the exchange.

Trading Issues Risk: There can be no assurance that an active trading market for the fund’s shares will develop or be maintained. In addition, trading of the fund’s shares may be halted or become less liquid. Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Most fund investors will buy and sell fund shares on the listing exchange or on another secondary market. When buying or selling shares of the fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries as determined by that financial intermediary.

Cash Transactions Risk: Unlike certain ETFs that distribute portfolio securities entirely in-kind, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Performance Information

The bar chart and performance table are not included because the fund has not had a full calendar year of operations. Once the fund has commenced operations, updated performance information will be available online at mfs.com. Past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric Fischman	Inception	Investment Officer of MFS
Bradford Mak	Inception	Investment Officer of MFS
Laura Granger	Inception	Investment Officer of MFS

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of shares (each, a Creation Unit). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Shares are listed for trading on the NYSE, and individual fund shares may only be purchased and sold in the secondary market through a financial intermediary at market price. Because the fund’s shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the bid/ask spread). Recent information, including information regarding the fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at www.mfs.com.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

The fund, MFS, and/or MFS’ affiliates may pay financial intermediaries, which include banks, broker/dealers, or financial professionals, for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.